                                                                    Exhibit 99.2


              ACE COMPLETES ACQUISITION OF CIGNA'S P&C BUSINESSES;
                     ACE ANNOUNCES EXPENSE SAVINGS TARGETS;
            ACE OUTSOURCES INFORMATION TECHNOLOGY OPERATIONS TO IBM

     HAMILTON, Bermuda -- July 2, 1999--ACE Limited (NYSE:ACL) announced today that its subsidiary, ACE INA Holdings, Inc. (ACE INA) has completed the acquisition of the international and U.S. property and casualty insurance businesses of CIGNA Corporation for the previously announced price of $3.45 billion in cash. The transaction is initially being financed with $1.025 billion of available cash, $400 million from a hybrid trust preferred security and the remainder with commercial paper issuance. Ultimately, the commercial paper will be replaced with a combination of newly issued equity, senior debt and trust preferred securities.

     Also put in place at the closing was the previously announced reinsurance arrangement with National Indemnity Company (a subsidiary of Berkshire Hathaway) providing $ 1.25 billion in protection against adverse development in the run-off operations and certain asbestos and environmental exposures of ACE INA.

     Brian Duperreault, chairman, president and chief executive officer of ACE Limited, said: "I am extremely pleased that we have completed this historic transaction. ACE is now a truly global specialty insurance group positioned as a premier player in the world's insurance markets. We are focused on improving the company's combined ratio to bring the businesses managed by ACE INA more in line with the balance of ACE's operations, which are highly profitable."

     Dominic Frederico, ACE INA's chairman, president and chief executive officer stated: "We are now poised to establish ACE INA as a strong, lean, efficient company. We have assembled an excellent team and organized the company for the future. Our management team is truly excited by the opportunities that lie ahead."

     ACE also announced that it expects to achieve significant expense savings, which together with the elimination of under-performing units should produce combined ratios for the acquired companies of well below 100%.

     ACE INA has targeted an expense ratio for the U.S. businesses below 30% compared with 38% currently. Internationally, cost reductions should reduce the expense ratio by two to three percentage points.

     Savings are expected to result from a combination of staff and corporate overhead reductions together with the outsourcing of the information technology
(IT) function. ACE expects that personnel reductions for the acquired companies will be in the range of 15% and will follow a measured process that will begin immediately. Announcements regarding staff changes will be made over the next few months and should be completed by year-end 1999.

     ACE also announced today that it has reached a 10-year agreement with IBM Global Services (IBM) to manage the transition and integration of the IT infrastructure for the U.S. property casualty operations acquired from CIGNA and to provide ongoing IT support for these operations. The outsourcing agreement will transfer approximately 350 employees to IBM together with the software, hardware and other facilities necessary to provide these services. These employees are not included in the 15% referred to in the personnel reductions above. The IBM agreement will reduce IT service costs before tax by approximately $45 million annually. This will position ACE INA to meet existing business commitments and take on future challenges and directions.

     The aggregate expense savings from the foregoing changes before tax are expected to be approximately $195 million for ACE INA on an annual basis beginning in the calendar year 2000.

     Christopher Marshall, chief financial officer of ACE Limited commented:
"The potential profitability of ACE INA, including the expense reductions, is expected to be accretive to earnings. However, there is the potential of a reduction in operating income from other areas of our group that could offset a substantial portion of the accretion if the current challenging conditions in the property and casualty insurance markets continue."

     ACE has decided to change its fiscal year-end to December 31st, which will align ACE's fiscal year-end with the statutory year-ends of the majority of its subsidiaries.

     ACE INA also announced a series of organizational changes and management appointments, which are set forth in the attached exhibit.

     The ACE Group of Companies provides insurance and reinsurance for a diverse group of international clients. At March 31, 1999, ACE Limited had approximately $8.9 billion in assets and approximately $4.0 billion in shareholders' equity. Following today's acquisition, operating subsidiaries are now based in nearly fifty countries and the total assets of the combined companies are approximately $30 billion.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

     Certain statements made in this press release, including those relating to projected reductions of the Company's expenses, estimated combined ratios, the accretion of the acquisition and the Company's financing plans, are forward-looking statements, reflecting the Company's current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Such statements involve risks and uncertainties which may cause actual results to differ from those set forth in these statements. Among other things, expense reductions may not be achieved at projected levels to the extent that it takes longer than anticipated to integrate the acquired business, to consolidate work functions, to implement more efficient procedures or to sell or wind up lines of business which do not fit within ACE's business plan or to the extent that ACE determines that performance requires more employees, administrative expenditures or locations than it now anticipates. Market conditions could affect financing plans. ACE's forward-looking statements could also be affected by the levels of new and renewal business achieved as well as market conditions affecting ACE's investments. Also, competition in the industry, actual loss experience and economic, regulatory, insurance and reinsurance business conditions and other factors identified in the Company's filings with the Securities and Exchange Commission could affect the forward-looking statements contained in this press release. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Exhibits:

The ACE Group of Companies
--------------------------

     The ACE Group of Companies is one of the world's largest providers of insurance and reinsurance products and services. On a pro forma basis, for the 12 months ending September 30, 1998, ACE had approximately $3.9 billion in net premiums written, half of which were earned outside of North America.

     Established in Bermuda in 1985 by some of the world's largest corporations to provide excess liability coverage, the ACE Group has grown rapidly and today provides insurance and reinsurance to a diverse group of international clients, including many Fortune 500 companies.

     The holding company for the ACE Group is ACE Limited, a company listed on the New York Stock Exchange (NYSE:ACL) and headquartered in Hamilton, Bermuda. Chairman, President and Chief Executive Officer is Brian Duperreault. ACE Limited's insurance and reinsurance operations comprise the following:

     --   ACE INA Holdings which includes ACE USA and ACE International;
     --   ACE Bermuda, which includes ACE European Markets;
     --   Tempest Re;
     --   ACE Global Markets.

     ACE INA is a U.S. holding company, which owns the U.S. and international property and casualty (P&C) operations acquired from CIGNA on July 2, 1999. Today, ACE INA consists of two operating divisions; ACE USA and ACE International. Chairman, President and Chief Executive Officer is Dominic Frederico. Deputy Chairman is John Charman.

     ACE International is the international P&C and accident and health business acquired from CIGNA. The operation is headed by Kingsley Schubert, President and Chief Executive Officer, and is divided into four regional areas:

     --   ACE Europe, based in London;
     --   ACE Far East, based in Tokyo;
     --   ACE Asia Pacific, based in Singapore; and
     --   ACE Latin America.

     ACE USA is the combined business of ACE USA, formerly Westchester Specialty, which was acquired by ACE Limited in 1998, and the U.S. P&C operations acquired from CIGNA in 1999. The operation is headed by President and Chief Executive Officer, Dennis Reding. Today, ACE USA is organized into 11 business units:

     -- Special Risk Facilities, which includes Major Casualty, Standard Casualty, Financial Products, Risk Solutions, and Power Products businesses;
     -- Property, which includes teams for general property and power generation property risks;
     -- Aerospace, which includes U.S. satellite, general aviation, non-flag airlines, manufacturers' products, and airports;
     --   Marine, which includes commercial and recreational marine lines;
     -- Diversified Products, which includes Special Programs from both ACE USA and CIGNA, as well as Select Markets, including Farms;
     -- Warranty, which includes underwriting and service for extended service contracts for autos and other goods, home office equipment, home warranty, and commercial products;
     -- Professional Risk Services, including D&O, E&O, Financial Institutions, Surety and Specialty Products;
     -- Westchester Specialty, which focuses on the wholesale distribution of excess & surplus lines for the property, casualty and inland marine markets;
     --   U.S. International, which focuses on U.S.-based multi-nationals;
     -- Commercial Insurance Services, the middle market and guaranteed cost workers' compensation businesses; and finally
     --   Brandywine Holdings, which manages run-off operations.

     ACE Bermuda provides high-level excess liability insurance, directors and officers liability insurance and excess property insurance coverage to a worldwide client base. ACE Bermuda is a market leader in satellite and aviation coverage, and its financial lines division is at the forefront of providing innovative, finance-based solutions to the insurance needs of large corporations with complex exposures. Through a joint venture established in 1997, ACE

Bermuda is also involved in the provision of political risk insurance to multinationals investing in the developing world. Gary Schmalzriedt will be President and Chief Executive Officer as of August 1, 1999.

     Tempest Re is a leading provider of property catastrophe reinsurance, a position that was strengthened with the 1998 acquisition of CAT Limited, a Bermuda-based property catastrophe reinsurer. Tempest Re's product range includes aggregate covers, multi-year contracts and options for future coverage, all of which use sophisticated catastrophe modeling techniques. President and Chief Executive Officer is John Engestrom.

     ACE Global Markets, based in London and doing business at Lloyd's writes an extensive range of insurance and reinsurance risks, including liability, marine, energy, war and political risks, fraud, property, aviation, satellite and accident. ACE Global Markets is ACE's primary location for the writing of petroleum property and major flag airlines. Chairman is William Loschert and Chief Executive Officer is John Charman.

ACE INA HOLDINGS, INC.


  This document provides an overview of the structure of ACE INA Holdings, Inc. and the people responsible for management of the holding company and business units.

ACE INA Holdings, Inc.
----------------------

Dominic Frederico
Chairman, President and Chief Executive Officer

     Dominic Frederico joined the ACE Group of Companies in January, 1995 to establish the financial lines division at ACE Bermuda. Frederico was promoted to the position of President and Chief Executive Officer of ACE Bermuda in July, 1997. His position as Chairman, President and Chief Executive Officer of ACE INA was announced in May, 1999.

John Charman
Deputy Chairman

     John Charman joined ACE as Chief Executive Officer of ACE Global Markets in 1998 following the acquisition of Tarquin Plc by ACE Limited. Charman is also active underwriter for syndicates 488 and 2488. His role on the board of ACE INA will be to foster global cooperation among ACE's operating units to create a unique competitive advantage, no matter how customers approach the ACE Group.

 Other ACE INA board members will include:

Brian Duperreault, Chairman, President and CEO of ACE Limited;
Dennis Reding, President and CEO of ACE USA;
Kingsley Schubert, President and CEO of ACE International;
Gary Schmalzriedt, who becomes President and CEO of ACE Bermuda on August 1; Chris Marshall, Chief Financial Officer of ACE Limited; and
Peter Mear, General Counsel of ACE Limited.

 The senior executive team includes:

Bob Jefferson
Chief Financial Officer

     Jefferson brings more than 30 years of international insurance and accounting experience, most recently serving as controller for Prudential's group life and disability operations. Before that, he served as a consultant for international operations after serving with Reliance National's international operations and as chief financial and administrative officer for American Life Insurance Company in Europe. He began his career with Coopers & Lybrand.

Bill Siegle
Chief Information Officer

     Siegle will have responsibility for managing IT for U.S. and international operations, including managing the critical outsourcing relationship with IBM Global Services. He most recently served as the chief information officer for CIGNA International for the past 6 years and has been with CIGNA for 21 years.

Jamie English
Chief Internal Audit Officer

     English will manage the internal audit function for the ACE Group of Companies. He joined ACE in 1996 after more than 6 years with Coopers & Lybrand in Bermuda and London and two years with AIG. He began his career in auditing with Deloitte Haskins & Sells in New York in 1985.

     Peter O'Connor will establish and manage a global Government Affairs function headquartered in Washington. O'Connor has more than 26 years of experience with CIGNA, most recently as senior vice president of the Asia Pacific region for CIGNA International. He has a total of 36 years of global insurance experience, with the Home, AIG, and AFIA, a CIGNA predecessor in the international arena.

ACE International
-----------------

     The headquarters for ACE International, located in Philadelphia, will operate as a lean and efficient team providing overall leadership and approval of the regional business strategies and plans. The team will include:

Bob Pulka, International Property and Casualty;
Edward Clancy, International Accident and Health and Direct Marketing; John Jones, Planning and Finance;
Dave Wisniewski, International Human Resources;
Herman Nieuwenhuizen, ACE International's P&C and A&H Claims; and
Doug Maag, ACE International Legal

     The Regional Business Management structure has four components:

     ACE Europe will be headed by Steve Schleisman, Chairman and Chief Executive Officer. Schleisman will be based in London, effective August 1, 1999. He joined the ACE Group of Companies in 1998 as executive vice president. Prior to that position, he was with MMI Companies, a healthcare service corporation, where he was executive vice president and president of the MMI Insurance Group from 1995 to 1998. Before MMI, he spent 23 years with American International Group.

     ACE Far East will be headed by Tom Rowe, President and Chief Executive Officer. Based in Tokyo, Rowe previously served as head of CIGNA International's Japan business. He has more than 22 years with CIGNA and the Insurance Company of North America. In addition to his most recent post in Tokyo, he also has held senior management positions with CIGNA International in London and Philadelphia.

     ACE Asia Pacific will be headed by Brian Anstey, Chief Executive Officer. Anstey will join ACE August 1, 1999, in Singapore, with more than 24 years of international insurance experience in the Asia Pacific region. In the interim, John Bassetto will manage the ACE Asia Pacific region. After the post is filled, Bassetto will become the Regional COO for P&C business in addition to his role as CEO of ACE Insurance in Australia.

     Management for ACE Latin America has not been finalized; Steve Schleisman will provide interim management for Latin America.

ACE USA

     Leadership of ACE USA's businesses include:

     Jim Engel will lead Brandywine Holdings, which includes the run-off operations of CIGNA P&C and ACE USA. Engel, who has nearly 30 years of experience in claims and operations at INA and CIGNA, has successfully managed Brandywine since it was created in 1996.

     Brian Dowd will lead the Property business. Dowd will relocate to Philadelphia from ACE Bermuda, where he has headed the excess property team for the past two years. He joined ACE in 1995 after seven years with Arkwright Mutual Insurance as senior underwriting officer.

     Jeff Cassidy will lead the Aerospace business, Cassidy will move to Philadelphia from ACE Bermuda, where he has managed the company's satellite product line for the past two years. Cassidy previously served as vice president for United States Aviation Underwriters, Inc. He has more than 9 years in the aviation insurance field and another 10 years in the engineering and consulting field.

     Roy Salley will lead the Marine business. Salley has been a marine underwriter for CIGNA P&C and INA for more than 25 years, and has managed the marine and aviation business for the past seven years. He also is the vice-chairman of the American Institute of Marine Underwriters.

     Bob Gaffney will head Diversified Products. Gaffney served as the chief financial officer for ACE USA since 1996. He brings more than 28 years of executive experience with Pennsylvania Manufacturers Corporation, USF&G and 13 years with INA in Philadelphia in various financial positions.

     Marc Vivori will manage our Warranty business, headquartered in Duluth, GA. He joined ACE USA in March 1998 after heading AIG's North American Extended Service Contract division in New York.

     Elaine Trischetta will lead Professional Risk Services. Trischetta joins ACE USA from Reliance National, where she served as executive vice president of the Excess & Surplus Lines Division. She brings more than 17 years of experience in excess and surplus lines, professional liability, and excess casualty business.

     Marshall Turner will head Westchester Specialty, w hich will remain in Atlanta. Turner has headed the property line for ACE USA since 1996 and has more than 18 years of experience with The Hartford, Zurich, and ACE USA.

     Sam Cupp will lead U.S. International. He joined CIGNA in 1979 and has headed the North American operations of CIGNA International for the past 2 years.

     The product line leaders in Special Risk Facilities will report directly to Dennis Reding until a new leader is named for this strategic large-risk business specializing in casualty and financial lines.

     Also, a leader will be named later for Commercial Insurance Services, which will be managed profitably while exploring all alternatives, including a possible sale.

     The rest of the ACE USA management team will include the following support areas:

Mark Bender, Administration                         Rick Gieryn, General Counsel
Eric Drummond-Hay, Actuarial                        Ted Hitchcock, Human Resources
Jim Ely, Communications                             John Intondi, Claims, including ESIS
Rich Franklin, Business Research & Development      Tom Valerio,  Transition Management
Bill Garrigan, Finance

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